                                                                    Exhibit 99


                                                                 [Zoltek logo]

                                                                       [PHOTO]

ZOLTEK COMPANIES, INC.                                                 [PHOTO]

THINK EQUITY CONFERENCE                                                [PHOTO]

DECEMBER 2007                                                          [PHOTO]

FORWARD-LOOKING STATEMENTS                                   PHOTO PHOTO PHOTO
------------------------------------------------------------------------------


THE FOLLOWING INFORMATION CONTAINS, OR MAY BE DEEMED TO CONTAIN, "FORWARD-LOOKING STATEMENTS" (AS DEFINED IN THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), WHICH MAY BE IDENTIFIED BY THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "PROJECT", "IMPLY", "INTEND", "FORESEE" AND SIMILAR EXPRESSIONS. BY THEIR NATURE, FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES BECAUSE THEY RELATE TO EVENTS AND DEPEND ON CIRCUMSTANCES THAT MAY OR MAY NOT OCCUR IN THE FUTURE. THE PROJECTIONS AND THE FUTURE RESULTS OF THE ISSUER MAY VARY FROM THE PROJECTIONS AND RESULTS EXPRESSED IN, OR IMPLIED BY, THE FORWARD-LOOKING STATEMENTS CONTAINED HERE IN, POSSIBLY TO A MATERIAL DEGREE. FOR A DISCUSSION OF SOME OF THE IMPORTANT FACTORS THAT COULD CAUSE THE ISSUER'S RESULTS TO DIFFER FROM THOSE EXPRESSED IN, OR IMPLIED BY, THE FOLLOWING FORWARD-LOOKING STATEMENTS, PLEASE REFER TO THE COMPANY'S RECENTLY RELEASED S-3, AND IN PARTICULAR, THE "RISK FACTORS" SECTION THEREOF.

WHY ZOLTEK?                                                  PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

                      *  STRONG DEMAND FOR COMMERCIAL GRADE CARBON FIBER WITH
                         SUBSTANTIAL GROWTH IN NEW APPLICATIONS
    FAVORABLE
    INDUSTRY          *  SIGNIFICANT INDUSTRY GROWTH EXPECTED
    DYNAMICS
                      *  FEW LARGE PLAYERS COMPETING IN ZOLTEK'S NICHE WITH
                         THE MAJORITY OF COMPETITORS LARGELY FOCUSED ON
                         AEROSPACE

------------------------------------------------------------------------------

                      * TECHNOLOGICAL KNOW-HOW FOR LARGE SCALE PRODUCTION CREATES A BARRIER TO ENTRY

TECHNOLOGICAL AND     *  WORLD-CLASS MANUFACTURING EXPERTISE WITH GLOBAL SCALE
  MANUFACTURING
    EXPERTISE         *  LOWEST CAPITAL AND OPERATING COSTS IN THE INDUSTRY

                      * ABILITY TO EXPAND RAPIDLY, DEMONSTRATED THROUGH HUNGARIAN FACILITY BUILD-OUT

------------------------------------------------------------------------------

 DETAILED GROWTH      *  INCREASE PRECURSOR CAPACITY VIA FACILITY ACQUISITION
  AND INVESTMENT         IN MEXICO
      PLAN
                      *  ABILITY TO ADD 8 PRODUCTION LINES PER YEAR

ZOLTEK'S VISION                                              PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

                       To lead the commercialization of

                     carbon fibers as a low-cost, but high

                         performance reinforcement for

                          composites used in everyday

                             commercial products




Note: Commercial Products refer to products for applications other than aerospace.
                                                                             4

THE 21ST CENTURY MATERIAL                                    PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

  [Specific Strength Chart]                 {Relative Stiffness Chart]


-------------------------------            --------------------------------
       SPECIFIC STRENGTH                          RELATIVE STIFFNESS
-------------------------------            --------------------------------
Steel 100 lbs.                             Steel  1
Aluminum 200 lbs.                          Aluminum  1
Fiberglass 500 lbs.                        Fiberglass 1/2
Carbon Fiber Composite 600 lbs.            Carbon Fiber Composite 5/3


Source: Zoltek management.
                                                                             5

HIGH PERFORMANCE CARBON FIBERS                               PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
          UNIQUE COMBINATION OF SIGNIFICANT STRENGTH AND LIGHT WEIGHT
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                          PYRON (R) - TECHNICAL FIBER
------------------------------------------------------------------------------

*  High temperature and flame resistance

*  Significant market potential

* Performance competitive with higher cost materials, such as Nomax and Kevlar at lower cost

*  10 mm pound capacity

* Markets: Aircraft brakes, automotive brake pads, protective clothing, automotive flame protection

PHOTO PHOTO PHOTO

------------------------------------------------------------------------------
                 PANEX (R) - COMMERCIAL(1) GRADE CARBON FIBER
------------------------------------------------------------------------------

*  Reinforcement fibers for advanced composites

*  Less expensive to produce than aerospace grade

*  #1 market position

*  20 mm pound capacity

*  Expanding to 30+ mm pounds by 2008

* Markets: wind turbines, concrete reinforcements, automobile structural parts, high pressure vessels, oil drilling equipment

PHOTO PHOTO PHOTO

(1) Non-aerospace.

Source: Zoltek management.
                                                                             6

ENABLING MATERIALS COMPANY                                   PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
       NEW COMMERCIAL APPLICATIONS ARE DRIVING DEMAND FOR CARBON FIBER
------------------------------------------------------------------------------


  ALTERNATIVE ENERGY  *  Wind turbines, compressed natural gas         [PHOTO]
                         storage, transportation and fuel cells

------------------------------------------------------------------------------

    OIL EXPLORATION   *  Deep Sea drilling platforms, buoyancy, choke  [PHOTO]
                         and kill lines, umbilical and drill pipes

------------------------------------------------------------------------------

                      *  Cars with the ability to get increased gas
    FUEL EFFICIENT       mileage; beginning with high-performance      [PHOTO]
      AUTOMOBILES        vehicles and eventually moving toward
                         higher-volume fleets

------------------------------------------------------------------------------

   CONSTRUCTION AND   *  Light-weight, pre-cast architecture           [PHOTO]
    INFRASTRUCTURE       reinforced with carbon fibers

WIND ENERGY EXPANSION                                        PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

* FASTEST GROWING MARKET FOR CARBON FIBERS

* CARBON FIBER IS THE ENABLING MATERIAL FOR WIND TURBINES OVER 2.5 MEGAWATT

* IN 2006, 25%+ GROWTH IN NEWLY INSTALLED MEGAWATT CAPACITY WORLDWIDE

* SIGNIFICANTLY HIGHER DEMAND FOR THE HIGHER MEGAWATT PRODUCING TURBINES

* ECONOMIC AND TECHNICAL FORCES OVERWHELMINGLY FAVOR CARBON FIBERS


Source: Annual Report on U.S. Wind Power Installation, Cost and Performance
Trends: 2006.

WIND TURBINE PRODUCTION                                      PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
    INCREASING THE WIND SWEPT AREA LEADS TO GREATER POWER AT A LOWER COST
------------------------------------------------------------------------------


                                   [GRAPH]





Source: Zoltek Management.
                                                                             9

ZOLTEK IS WELL POSITIONED...                                 PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
ZOLTEK IS THE LEADING SUPPLIER TO THE TOP TWO WIND TURBINE PRODUCERS -- VESTAS AND GAMESA
------------------------------------------------------------------------------


                                 [PIE CHART]

MITSUBISHI   2%
ECOTECNIA    2%
NORDEX       4%
OTHERS       7%
VESTAS      34%
GAMESA      14%
ENERCON     14%
GE WIND     12%
SIEMENS      7%
SULZON       2%
REPOWER      2%


PERCENTAGE OF WIND TURBINE MARKET



Source: BTM Consult.

OFF-SHORE OIL AND GAS EXPLORATION                            PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    CARBON FIBER IS THE ENABLING MATERIAL
------------------------------------------------------------------------------

* OFFSHORE DEVELOPMENTS WILL CONTINUE MOVING TO DEEPER WATERS

* THE WEIGHT OF STEEL ELEMENTS UNDER EXTREME LOADS, HIGHER PRESSURES AND DYNAMIC SERVICE ARE LIMITED

* STEEL BECOMES INEFFECTIVE AS A LOAD CARRYING ELEMENT DUE TO ELONGATION


------------------------------------------------------------------------------
                              ZOLTEK EXPERIENCE
------------------------------------------------------------------------------

* BUOYANCY PRODUCTS DEMAND HAS EXPLODED IN THE LAST 12 MONTHS

* CARBON FIBER UMBILICAL, TETHER AND RISER SOLUTIONS HAVE BECOME TRULY ENABLING TO HARVEST OIL & GAS AT 8,000 FEET DEPTHS

* ZOLTEK HAS WORKED WITH AKER KVAERNER TO DEVELOP NEW SOLUTIONS BASED ON CARBON FIBER RODS TO REPLACE STEEL

CARBON FIBER APPLICATIONS                                    PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

[PHOTO]                                    [PHOTO]

[PHOTO]

DEEP WATER UMBILICAL PRODUCTS                                PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

-----------------------------------------------------------------
                  DEEP WATER UMBILICAL PRODUCT
-----------------------------------------------------------------

* AKER KVEARNER HAS WON FOUR SIGNIFICANT UMBILICAL PROJECTS IN         [PHOTO]
  THE GULF AT DEPTHS OF 2,600 METERS

* CARBON FIBER RODS WITH ZOLTEK PANEX35 WILL BE USED FOR
  STIFFNESS ENHANCEMENT TO DYNAMIC SECTIONS

* ADDITIONAL TETHER PROJECTS ARE EXPECTED TO FOLLOW

COMPOSITE TETHERS                                            PHOTO PHOTO PHOTO
------------------------------------------------------------------------------



[PHOTO]                                                         [PHOTO]

KEY AUTOMOTIVE COST FINDINGS                                 PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

-----------------------------------------------------------------
                        KEY COST FINDINGS
-----------------------------------------------------------------

* THE MAJOR BARRIERS TO DEPLOYING CARBON FIBER IN SERIES OEM       [BAR GRAPH]
  PRODUCTION ARE MANUFACTURING AND ASSEMBLY COSTS AT THE OEM
  IN A METAL ENVIRONMENT

* THE COST OF CARBON FIBER AS A RAW MATERIAL INPUT IS NOT THE
  BARRIER

* UP TO 45% WASTE IS COMMON IN SOME PROCESSES

* NEW LOWER COST CONVERSION AND MOLDING PROCESSES RESULTING IN
  LESS WASTE WILL BE REQUIRED

Source: Zoltek management.

THE FUTURE OF AUTOMOTIVE DESIGN                              PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
         BMW M6 -- FRONT AND REAR BUMPERS AND RESIN TRANSFER MOLDING
------------------------------------------------------------------------------


BMW M6


P0017467   BMW Group PressClub:www.press.bmwgroup.com
(c)BMW AG  NUR FUR PRESSEZWECKE/FOR PRESS PURPOSES ONLY   12/2004



                                   [PHOTO]

A HIGH GROWTH INDUSTRY                                       PHOTO PHOTO PHOTO
------------------------------------------------------------------------------


-------------------------------            --------------------------------
 SHORT-TERM DEMAND PROJECTIONS               ANNOUNCED CAPACITY EXPANSION
-------------------------------            --------------------------------


         [BAR GRAPH]                                  [BAR GRAPH]





Source: Zoltek management estimates, company filings and press releases.

LONG-TERM CUSTOMER CONTRACTS                                 PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

-----------------------------------------------------------------
                           CARBON FIBER
-----------------------------------------------------------------

* Vestas Wind Systems AS (Denmark)                                     [PHOTO]

  - $300 mm contract through 2012

* Gamesa Group (Spain)

  - $142 mm contract through 2012

* DeWind Incorporated (Germany)

  - $30 mm contract through 2010

-----------------------------------------------------------------
                         TECHNICAL FIBER
-----------------------------------------------------------------

* Goodrich Corporation (USA)

  - Supply contract through 2009 for airline brakes

* Messier-Bugatti (France)

  - Three-year rolling supply agreement

PRICING STRATEGY                                             PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

* PRICE TO SUPPORT THE COMMERCIALIZATION OF CARBON FIBER

* PRICE TO MAINTAIN A REASONABLE MARGIN TO SUPPORT EXPANSION

* PRICE TO COMPETE WITH OTHER MATERIALS, SUCH AS STEEL, FIBERGLASS AND ALUMINUM, NOT ONLY WITH CARBON FIBER COMPETITORS

* CONTINUE TO DEVELOP VALUE-ADDED PRODUCTS TO INCREASE PROFITABILITY

RAPID GROWTH POTENTIAL                                       PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 NEW COMMERCIAL APPLICATIONS SHOULD DEMONSTRATE RAPID GROWTH SIMILAR TO WIND
------------------------------------------------------------------------------


                                   [GRAPH]





Source: Zoltek management estimates.

GROWTH STRATEGY                                              PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
     $500 MILLION REVENUE RUN RATE BY 2011 WITH CAPACITY IN PLACE BY 2010
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                 2007 - 2008
------------------------------------------------------------------------------

1. Improve capacity scale-up

2. Facility enhancement to increase capacity

   * Abilene facility operational improvement

   * Expansion of Hungarian plant

   * Retrofit new facility in Mexico to increase precursor capacity

3. Build research and development center

4. Build out sales organization

------------------------------------------------------------------------------
                               2008 AND BEYOND
------------------------------------------------------------------------------

1. Establish and execute operational improvement plans

2. Develop next major expansion program

3. Develop JV and technology transfer concept

TECHNOLOGICAL KNOW-HOW                                       PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
             PROPRIETARY PROCESS TO PRODUCE CARBON FIBER AT A COST
                     THAT SUPPORTS ITS COMMERCIALIZATION
------------------------------------------------------------------------------

------------------------------------------------------------------------------
         LOW COST PRECURSOR ACHIEVED THROUGH TEXTILE-TYPE PRODUCTION
                           PROCESS OF ACRYLIC FIBER
------------------------------------------------------------------------------

* PROPRIETARY PROCESS FOR MASS PRODUCED RAW ACRYLIC FIBER VS. CUSTOM MADE ACRYLIC FIBER FOR AEROSPACE GRADE

* HIGHER THROUGHPUT PROCESS

* DESIGN AND ASSEMBLE MOST OF OWN EQUIPMENT LEADING TO LOWER COSTS

* INCREASED FLEXIBILITY FOR CAPACITY EXPANSION

------------------------------------------------------------------------------
         LOW COST CARBON FIBER ACHIEVED THROUGH ZOLTEK'S PROPRIETARY
                         PROCESS AND EQUIPMENT DESIGN
------------------------------------------------------------------------------

* PROPRIETARY CARBON FIBER MANUFACTURING PROCESS DESIGNED FOR HIGH THROUGHPUT

* PROPRIETARY EQUIPMENT COMPLETELY DESIGNED AND INSTALLED BY ZOLTEK
  ENGINEERING

* LOWEST CAPITAL INVESTMENT IN THE INDUSTRY

* FASTER (SIX MONTH) INSTALLATION OF NEW LINES

SIGNIFICANT PRODUCTION CAPACITY                              PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

* NYERGESUJFALU, HUNGARY                                               [PHOTO]

* $100 MILLION INVESTED

* SIGNIFICANT MODERNIZATION AND EXPANSION PROJECT IN PROGRESS

* 12 CARBON FIBER PRODUCTION LINES

* PRODUCE 13 MM POUNDS OF CARBON FIBER ANNUALLY

* 800+ EMPLOYEES

* 120 ACRES

MEXICO EXPANSION                                             PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

* ACQUIRED FACILITY FROM CYDSA                                         [PHOTO]

* EXPANSION OF PRECURSOR CAPACITY

* FORMERLY A TEXTILE ACRYLIC PRODUCTION FACILITY                       [PHOTO]

* CAPITAL EXPENDITURE PLAN TO CONVERT FACILITY FOR PRODUCTION

* CAPACITY TO INSTALL UP TO 40 CARBON FIBER PRODUCTION LINES

* CLOSED ACQUISITION IN OCTOBER 2007 AND BE OPERATIONAL WITHIN 9 MONTHS

* SUPPORT TECHNOLOGY TRANSFER

WHY ZOLTEK?                                                  PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

                      *  STRONG DEMAND FOR COMMERCIAL GRADE CARBON FIBER WITH
                         SUBSTANTIAL GROWTH IN NEW APPLICATIONS
    FAVORABLE
    INDUSTRY          *  SIGNIFICANT INDUSTRY GROWTH EXPECTED
    DYNAMICS
                      *  FEW LARGE PLAYERS COMPETING IN ZOLTEK'S NICHE WITH
                         THE MAJORITY OF COMPETITORS LARGELY FOCUSED ON
                         AEROSPACE

------------------------------------------------------------------------------

                      * TECHNOLOGICAL KNOW-HOW FOR LARGE SCALE PRODUCTION CREATES A BARRIER TO ENTRY

TECHNOLOGICAL AND     *  WORLD-CLASS MANUFACTURING EXPERTISE WITH GLOBAL SCALE
  MANUFACTURING
    EXPERTISE         *  LOWEST CAPITAL AND OPERATING COSTS IN THE INDUSTRY

                      * ABILITY TO EXPAND RAPIDLY, DEMONSTRATED THROUGH HUNGARIAN FACILITY BUILD-OUT

------------------------------------------------------------------------------

 DETAILED GROWTH      *  INCREASE PRECURSOR CAPACITY VIA POTENTIAL FACILITY
  AND INVESTMENT         ACQUISITION IN MEXICO
      PLAN
                      *  ABILITY TO ADD 8 PRODUCTION LINES PER YEAR

                                                                 [ZOLTEK logo]

                                                                       [PHOTO]

OPERATING AND FINANCIAL                                                [PHOTO]
PERFORMANCE
                                                                       [PHOTO]

                                                                       [PHOTO]

THIRD QUARTER UPDATE                                         PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

$ in Millions
                                               3 MONTHS
             YEAR ENDING     YEAR ENDING        ENDING         % CHANGE
            SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,    FROM PRIOR
               2006(1)         2007(2)          2007(1)      YEAR QUARTER

Revenue         $92.4          $150.9            $43.6            83%
% Growth         67%             63%              83%

EBITDA           13.0            32.7             10.3           243%
% Margin         14%             22%              24%

EBIT              7.1            23.5              8.0           371%
% Margin          8%             16%              18%

(1) Excludes $22.8 and $5.4 million of litigation charges in 2006 and 2007.

REVENUE & CAPACITY EXPANSION                                 PHOTO PHOTO PHOTO
------------------------------------------------------------------------------


-------------------------------            --------------------------------
 NET REVENUES ($ IN MILLIONS)                NUMBER OF CARBON FIBER LINES
-------------------------------            --------------------------------



         [BAR GRAPH]                                  [BAR GRAPH]




                                    2003    2004    2005    2006    2007
NET REVENUES ($ IN MILLIONS)       $28.3   $34.5   $55.4   $92.4  $150.9
                                            +22%    +61%    +67%    +63%

NUMBER OF CARBON FIBER LINES           2       4       7      12      18

IMPROVEMENT IN GROSS MARGIN                                  PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

------------------------------------------------------------------------------
           INCREASED CAPACITY UTILIZATION AND NEW PRODUCTION LINES
                     DRIVING IMPROVEMENT IN GROSS MARGIN
------------------------------------------------------------------------------


                                 [BAR GRAPH]


14.6%     15.6%     4.6%      24.2%      28.8%
2003      2004      2005      2006       2007

HISTORICAL INCOME STATEMENT                                  PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

$ in Millions

                                       2004      2005       2006      2007
                                      ------    ------     ------    ------
Net Sales                             $34.5     $55.4      $92.4     $150.9

------------------------------------------------------------------------------

Gross Profit                            5.4       2.6       22.4       43.4

------------------------------------------------------------------------------

  % Margin                             15.6%      4.6%      24.2%      28.8%

------------------------------------------------------------------------------
Operating Profit (Loss)
from Continuing                        (5.5)     (7.6)       7.1(1)    23.5(1)
Operations
------------------------------------------------------------------------------
Loss from
Convertible                            (7.5)    (25.0)     (45.8)     (18.2)
Debentures(2)
------------------------------------------------------------------------------
Net Income (Loss) from
Continuing Operations                 (17.1)    (38.2)     (65.8)      (2.2)
------------------------------------------------------------------------------

Shareholders' Equity                   44.2      40.6      111.7      320.8

(1) Excludes $22.8 and $5.4 million of litigation charges for 2006 and 2007.
(2) Includes amortization of financing fees and debt discount, and loss on value of warrants and conversion feature.

CAPITALIZATION                                               PHOTO PHOTO PHOTO
------------------------------------------------------------------------------

                           As of September 30,     As of September 30,
($ in million)                    2006                    2007
------------------------------------------------------------------------

Cash                              $10.8                  $121.7

Short-Term Debt                     1.4                    13.8

Long-Term Debt                     32.0                     6.9

                          ----------------------------------------------

TOTAL DEBT                        $33.4                   $20.7

Shareholders' Equity              111.7                   320.8

TOTAL CAPITALIZATION             $145.1                  $341.5

------------------------------------------------------------------------

DEBT / EQUITY                      29.9%                    6.5%

------------------------------------------------------------------------